Exhibit 10

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (the “Agreement”) is made as of the 28th day of June 2005, by and between Auxilium Pharmaceuticals, Inc. (the “Company”), a corporation organized under the laws of the State of Delaware, with its principal offices at 40 Valley Stream Parkway, Malvern, Pennsylvania 19355 and the purchaser whose name and address is set forth on the signature page hereof (the “Purchaser”).

IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and the Purchaser agree as follows:

SECTION 1. Authorization of Sale of the Shares and Warrants. Subject to the terms and conditions of this Agreement, the Company has authorized the issuance and sale of up to 8,242,796 shares (the “Shares”) of common stock, par value $0.01 per share (the “Common Stock”), of the Company and 2,060,687 warrants to purchase one share of Common Stock (the “Warrants” and, together with the Shares, the “Securities”). The Company reserves the right to increase or decrease (but not below $35 million in aggregate gross proceeds to the Company at the Closing (as defined below) from the sale of Securities pursuant to the Agreements (defined below) (the “Minimum Raise”)) the number of Shares and the number of Warrants sold pursuant to the Agreements in this private placement prior to the Closing Date.

SECTION 2. Agreement to Sell and Purchase the Shares and Warrants. At the Closing (as defined in Section 3), the Company will issue and sell to the Purchaser, and the Purchaser will buy from the Company, upon the terms and conditions hereinafter set forth, the number of Shares and Warrants (at the purchase price) shown below:

Number of Shares to be Purchased	Number of Warrants to be Purchased	Price Per Unit [1] in Dollars	Aggregate Price
		$4.90125	$

The Company proposes to enter into the same form of purchase agreement concurrently herewith with certain other investors (the “Other Purchasers”) and expects to complete sales of the Securities to them concurrently with the Closing. The Purchaser and the Other Purchasers are hereinafter sometimes collectively referred to as the “Purchasers,” and this Agreement and the purchase agreements executed by the Other Purchasers are hereinafter sometimes collectively referred to as the “Agreements.” The term “Placement Agent” shall mean Deutsche Bank Securities, Inc.. Notwithstanding anything to the contrary set forth herein, the Company shall not sell, and no Purchaser shall purchase, Securities in an amount, which would result in any such Purchaser acquiring or otherwise owning more than 19.9% of the Company’s issued and outstanding Common Stock or voting power.

[1]	A unit shall consist of one share of Common Stock and 0.25 Warrants. The shares of Common Stock and the Warrants will be immediately separable.

SECTION 3. Delivery of the Shares and Warrants at the Closing. The completion of the purchase and sale of the Securities pursuant to the Agreements (the “Closing”) shall occur at the offices of Pillsbury Winthrop Shaw Pittman LLP, New York, New York 10036 as soon as practicable, but in no event later than 10 business days following the date of this Agreement, or on such later date or at such different location as the parties hereto shall agree in writing, but not prior to the date that the conditions for Closing set forth below have been satisfied or waived by the appropriate party (the “Closing Date”).

At the Closing, the Company shall deliver to the Purchaser (i) one or more stock certificates registered in the name of the Purchaser, or, if so indicated on the Securities Certificate Questionnaire attached hereto as Appendix I, in such nominee name(s) as designated by the Purchaser, representing the number of Shares set forth in Section 2 above and (ii) one or more warrant certificates registered in the name of the Purchaser, or, if so indicated on the Securities Certificate Questionnaire attached hereto as Appendix I, in such nominee name(s) as designated by Purchaser, representing the number of Warrants set forth in Section 2 above, each bearing an appropriate legend referring to the fact that the Securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). The name(s) in which the certificates are to be registered are set forth in the Securities Certificate Questionnaire attached hereto as Appendix I. The Company’s obligation to complete the purchase and sale of the Securities and deliver such certificates to the Purchaser at the Closing shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) receipt by the Company of same-day funds in the full amount of the purchase price for the Securities being purchased hereunder; (b) the accuracy in all material respects of the representations and warranties made by the Purchasers (as if such representations and warranties were made on the Closing Date) and the fulfillment of those undertakings of the Purchasers to be fulfilled prior to the Closing; (c) no proceeding challenging this Agreement or any of the Agreements with any of the Other Purchasers or the transactions contemplated hereby or thereby or seeking to prohibit, alter, prevent or materially delay the Closing shall have been instituted or shall be pending before any court, arbitrator or governmental body, agency or official; and (d) the sale of Securities shall not be prohibited by any law or governmental order or regulation. The Purchaser’s obligation to accept delivery of such certificates and to pay for the Securities evidenced thereby shall be subject to the following conditions, any one or more of which may be waived by the Purchaser: (a) each of the representations and warranties of the Company made herein shall be accurate in all material respects (except for such representations and warranties which already have been qualified as to materiality, which shall be true and correct in all respects) as of the date of this Agreement and as of the Closing Date (except any such representations and warranties that expressly relate to a specified date, in which case, as of such specified date); (b) the delivery to the Placement Agent and the Purchaser by counsel to the Company of a legal opinion in substantially the form attached hereto as Exhibit A; (c) the fulfillment in all material respects of those undertakings of the Company to be fulfilled prior to Closing; (d) each of the Company and StockTrans, Inc. shall have executed that certain Warrant Agreement in substantially the form attached hereto as Exhibit B; (e) each of the executive officers and directors of the Company and each stockholder of the Company listed on Schedule I hereto shall have executed a “lock-up” letter agreement in substantially the form attached hereto as Exhibit C; (f) the delivery to the Purchaser of a certificate executed by the chief executive officer and the chief financial or accounting officer of the Company, dated as of the Closing Date, to the effect that the representations and warranties of the Company set forth in Section 4 hereto are true and correct in all material respects (except for such representations and warranties which already have been qualified as to materiality, which shall be true and correct in all respects) as of the date of this Agreement and as of the Closing Date (except any such representations and warranties that expressly relate to a specified date, in which case, as of such specified date) (except for such changes or modification as are specified therein) and that the Company has, in all material respects, complied with all the agreements and satisfied all the conditions herein on its part to be performed or satisfied on or prior to such Closing Date (g) no proceeding challenging this Agreement or any of the Agreements with any of the Other Purchasers or the transactions contemplated hereby or thereby or seeking to prohibit, alter, prevent or materially delay the Closing shall have been instituted or shall be pending before any court, arbitrator or governmental body, agency or official; (h) the sale of Securities shall not be prohibited by any law or governmental order or regulation; (i) that the Common Stock shall be quoted on the Nasdaq National Market System and the Shares and Warrant Shares duly approved for quotation thereon and (j) Purchaser and other Purchasers together shall have purchased the Minimum Raise pursuant to the Agreements. Except as aforesaid, the Purchaser’s obligations hereunder are expressly not conditioned on the purchase by any or all of the Other Purchasers of the Securities that they have agreed to purchase from the Company.

SECTION 4. Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to, and covenants with, the Purchaser as follows:

4.1 Organization and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and the Company is qualified to do business as a foreign corporation in each jurisdiction in which qualification is required, except where failure to so qualify would not reasonably be expected to have a Material Adverse Effect (as defined herein). The only subsidiaries of the Company are Auxilium Holdings Inc., a Delaware corporation, Hillcrest Holding Inc., a Delaware corporation, and Auxilium UK Ltd, a United Kingdom limited company (each, a “Subsidiary” and collectively, the “Subsidiaries”). Each Subsidiary is a direct or indirect wholly owned subsidiary of the Company. Each Subsidiary is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and is qualified to do business as a foreign entity in each jurisdiction in which qualification is required, except where failure to so qualify would not reasonably be expected to have a Material Adverse Effect. For purposes of this Agreement, the term “Material Adverse Effect” shall mean a material adverse effect upon the business, financial condition, properties or results of operations of the Company and its Subsidiaries, taken as a whole.

4.2 Authorized Capital Stock. As of the date hereof, (i) the authorized capital stock of the Company consists of 120,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, par value $.01 per share (the “Preferred Stock”) of which 20,878,089 shares of Common Stock and no shares of Preferred Stock were issued and outstanding; (ii) there are outstanding options granted pursuant to the Company’s stock option plans to purchase a total of 2,142,473 shares of Common Stock; (iii) there are available for issuance under the Company’s stock option and purchase plans a total of 334,639 shares of Common Stock; and (iv) there are outstanding warrants to purchase 1,732,676 shares of Common Stock. The issued and outstanding shares of the Company’s Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and conform in all material respects to the description thereof contained in the Securities Filings (as defined in Section 4.18 below). Except as disclosed in the Securities Filings and except for Securities issuable under other Agreements, the Company does not have outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. The description of the Company’s stock, stock bonus and other stock plans or arrangements and the options or other rights granted and exercised thereunder set forth in the Securities Filings accurately and fairly presents all material information with respect to such plans, arrangements, options and rights, as of the dates for which such information is given, that is required by the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations promulgated thereunder to be so described. With respect to each Subsidiary, (i) all the issued and outstanding shares of the Subsidiary’s capital stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with applicable federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and (ii) there are no outstanding options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of the Subsidiary’s capital stock or any such options, rights, convertible securities or obligations.

4.3 Issuance, Sale and Delivery of the Securities. The Securities have been duly authorized. The Shares, when issued, delivered and paid for in the manner set forth in this Agreement, will be duly authorized, validly issued, fully paid and nonassessable and shall be free and clear of all encumbrances and restrictions except for restrictions on transfer set forth in this Agreement or imposed by applicable securities laws. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to the Warrants (the “Warrant Shares”). Upon the due exercise of the Warrants, the Warrant Shares will be validly issued, fully paid and non-assessable, free and clear of all encumbrances and restrictions, except for restrictions on transfer set forth in this Agreement or imposed by applicable securities laws. In the event that at any time the then authorized shares of Common Stock are insufficient for the Company to satisfy its obligations in full under this Agreement, the Company shall promptly take such actions as may be required to increase the number of authorized shares. No preemptive rights or other rights to subscribe for or purchase exist with respect to the issuance and sale of the Securities by the Company pursuant to this Agreement. No stockholder of the Company, other than the Purchasers, has any right (which has not been waived or has not expired by reason of lapse of time following notification of the Company’s intent to file the registration statement to be filed by it pursuant to Section 7.1 hereof (the “Registration Statement”)) to require the Company to register the sale of any shares owned by such stockholder under the Securities Act in the Registration Statement. No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Securities to be sold by the Company as contemplated herein.

4.4 Due Execution, Delivery and Performance of this Agreement. The Company has all requisite corporate power and authority to enter into this Agreement and perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company. The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions herein contemplated will not (i) violate any provision of the certificate of incorporation or bylaws of the Company or its Subsidiaries, (ii) result in the creation of any lien, charge, security interest or encumbrance upon any assets of the Company or its Subsidiaries pursuant to the terms or provisions of, or conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any agreement or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of any agreement, mortgage, deed of trust, lease, franchise, license indenture, permit or other instrument to which the Company or its Subsidiaries is a party or by which the Company or its Subsidiaries or any of their respective properties may be bound or affected, except, in each case, for any lien, charge, security interest, encumbrance, conflict, breach, violation or default that would not reasonably be expected to have a Material Adverse Effect, or (iii) to the Company’s knowledge, conflict with or result in a violation of any statute or any judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Company or its Subsidiaries or any of their respective properties, except for any conflict or violation that would not reasonably be expected to have a Material Adverse Effect. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the execution and delivery of this Agreement by the Company or the consummation of the transactions contemplated by this Agreement, except for compliance with, and making the applicable filings under, the blue sky laws and federal securities laws applicable to the offering of the Securities. Upon the execution and delivery of this Agreement, and assuming the valid execution thereof by the Purchaser, this Agreement will constitute a valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Company in Section 7.3 hereof may be limited by federal or state securities laws or the public policy underlying such laws.

4.5 Accountant. The firm of KPMG LLP, which has expressed its opinion with respect to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 (the “Company 10-K”), is, to the Company’s knowledge, an independent accountant as required by the Securities Act and the rules and regulations promulgated thereunder (the “Rules and Regulations”).

4.6 No Defaults. Neither the Company nor its Subsidiaries is in violation or default of any provision of its certificate of incorporation or bylaws, or in breach of or default with respect to any provision of any agreement, judgment, decree, order, lease, franchise, license, permit or other instrument to which it is a party or by which it or any of its properties are bound, except for any breach or default that would not reasonably be expected to have a Material Adverse Effect, and no event has occurred that has not been waived, which, with notice or lapse of time or both, would constitute an event of default on the part of the Company or its Subsidiaries as defined in such documents, except for any event of default that would not reasonably be expected to have a Material Adverse Effect.

4.7 Contracts. There is no material contract or agreement required by the Exchange Act and the rules and regulations promulgated thereunder to be described in or filed as an exhibit to the Company’s Quarterly Report on Form 10-Q that the Company was required to file with the Securities and Exchange Commission (the “Commission”) since March 31, 2005 pursuant to the reporting requirements of the Exchange Act which is not described or filed therein as required. All such contracts and agreements are in full force and effect on the date hereof and neither the Company nor its Subsidiaries is, nor, to the Company’s knowledge, is any other party in breach of or default under any of such contracts or agreements, except for such failures to be in full force and effect and such breaches or defaults that would not reasonably be expected to have a Material Adverse Effect.

4.8 No Actions. There are no legal or governmental actions, suits or proceedings pending, and to the Company’s knowledge, there are no governmental or regulatory inquiries or investigations, nor are there any legal or governmental actions, suits, or proceedings threatened, to which the Company or its Subsidiaries is or, to the Company’s knowledge, may be a party or of which property owned or leased by the Company or its Subsidiaries is or may, to the Company’s knowledge, be the subject (it being understood that the interaction between the Company and the United States Food and Drug Administration (the “FDA”) and such comparable governmental bodies relating solely to the clinical development and product approval process shall not be deemed proceedings for purposes of this representation), or related to environmental or discrimination matters, or instituted by the Securities and Exchange Commission (the “Commission”), the National Association of Securities Dealers, Inc., any state securities commission or other governmental or regulatory entity, which actions, suits or proceedings, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect; and no labor disturbance by the employees of the Company exists or, to the Company’s knowledge, is imminent which would reasonably be expected to have a Material Adverse Effect. Neither the Company nor its Subsidiaries is party to or subject to the provisions of any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body specifically naming the Company which would reasonably be expected to have a Material Adverse Effect.

4.9 Properties. The Company and the Subsidiaries have good and valid title to all properties and assets that are material to the business of the Company and reflected as owned in the financial statements included in the Securities Filings, subject to no lien, mortgage, pledge, charge or encumbrance of any kind, except (i) those, if any, reflected in the financial statements or notes thereto included in the Securities Filings (“Proprietary Assets”), or (ii) those which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Each of the Company and its Subsidiaries holds its leased tangible personal and real properties under valid and binding leases, with such exceptions which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Except as set forth in the Securities Filings, (x) the Company has not licensed any of its Proprietary Assets to any individual, sole proprietorship, partnership, corporation, limited liability company, business trust, unincorporated association, joint stock corporation, trust, joint venture or other entity, any university or similar institution, or any government or any agency or instrumentality or political subdivision thereof (each a “Person”) on an exclusive, semi-exclusive or royalty free basis, and (y) the Company has not entered into any covenant not to compete or contract limiting such entity’s ability to exploit fully any of such entity’s Proprietary Assets or to transact business in any material market or geographical area or with any Person.

4.10 No Material Change. Since March 31, 2005 and except as specifically set forth in the Securities Filings, (i) the Company and its Subsidiaries have not incurred any material liabilities or obligations, indirect, or contingent, or entered into any material oral or written agreement or other transaction, in each case which is not in the ordinary course of business; (ii) the Company and its Subsidiaries have not sustained any material loss or damage to their properties from fire, flood, windstorm, accident or other calamity not covered by insurance; (iii) the Company and its Subsidiaries have not paid or declared any dividends or other distributions with respect to their capital stock and neither the Company nor its Subsidiaries is in default in the payment of principal or interest on any outstanding debt obligations; (iv) there has not been any change in the capital stock of the Company or its Subsidiaries other than the sale of the Securities hereunder, shares or options issued pursuant to employee equity incentive plans or purchase plans approved by the Company’s Board of Directors and repurchases of shares or options pursuant to repurchase plans already approved by the Company’s Board of Directors, or indebtedness, not incurred in the ordinary course of business that is material to the Company and its Subsidiaries, taken as a whole; and (v) there has not been any other event which has caused a Material Adverse Effect.

4.11 Intellectual Property. Except as disclosed in the Securities Filings, (i) each of the Company and its Subsidiaries owns or has obtained valid and enforceable licenses or other rights to the inventions, patent applications, patents, trademarks (both registered and unregistered), trade names, trademark applications, formulas, preparations, trade secrets, service marks, service mark applications, know how, technology, proprietary rights or other intellectual property rights or intangible assets necessary for the conduct of the business of the Company or its Subsidiaries, as currently conducted or as proposed to be conducted (collectively, the “Intellectual Property”); and (ii) (a) to the Company’s knowledge, there are not third parties who have any ownership rights to any such Intellectual Property that would preclude the Company or its Subsidiary from conducting its business as currently conducted and have a Material Adverse Effect, except the ownership rights of the owners of the Intellectual Property for which the Company or its Subsidiary have obtained licenses or other rights; (b) to the Company’s knowledge, there are currently no sales of any products that would constitute an infringement by third parties of any such Intellectual Property, which infringement would have a Material Adverse Effect; (c) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the rights of the Company or its Subsidiaries in or to any such Intellectual Property, other than claims which would not reasonably be expected to have a Material Adverse Effect; (d) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, other than non-material actions, suits, proceedings and claims and ordinary course patent prosecution by patent offices in jurisdictions in which the Company has pending patent applications; and (e) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company or its Subsidiaries infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary right of others, other than such actions, suits, proceedings and claims as would not reasonably be expected to have a Material Adverse Effect.

4.12 Compliance. To the Company’s knowledge, neither the Company nor its Subsidiaries is conducting its business in violation of any applicable law, rule or regulation of the jurisdictions in which it is conducting its business, including, without limitation, any applicable local, state or federal environmental law or regulation, except any violations which would not have a Material Adverse Effect. The Company is in compliance with all applicable federal, state, local and foreign laws, regulations, orders and decrees governing its business as prescribed by the FDA, or any other federal, state or foreign agencies or bodies engaged in the regulation of pharmaceuticals or biohazardous substances or materials, except where noncompliance would not, individually or in the aggregate, have a Material Adverse Effect.

4.13 Taxes. Each of the Company and its Subsidiaries has filed all material and necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and neither the Company nor its Subsidiaries has knowledge of a tax deficiency which has been or might be asserted or threatened against it which would reasonably be expected to have a Material Adverse Effect.

4.14 Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Securities to the Purchaser hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been complied with.

4.15 Investment Company. The Company is not an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for an investment company, within the meaning of the Investment Company Act of 1940, as amended.

4.16 Offering Materials. Except for the Securities Filings, the Company has not distributed and will not distribute prior to the Closing Date any offering material in connection with the offering and sale of the Securities. Neither the Company nor any person acting on its behalf has in the past or will hereafter take any action independent of the Placement Agent to sell, offer for sale or solicit offers to buy any securities of the Company which would reasonably be expected to subject the offer, issuance or sale of the Securities, as contemplated by this Agreement, to the registration requirements of Section 5 of the Securities Act.

4.17 Insurance. The Company and its Subsidiaries carry, or are covered by, insurance of the types and in the amounts that the Company reasonably believes is adequate for their businesses as currently conducted and as is customary for similarly sized companies engaged in similar businesses in similar industries.

4.18 Securities Filings. (a) The information contained in the following documents, did not, as of the date of the applicable document, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, as of their respective filing dates or, if amended, as so amended (the following documents, collectively, the “Securities Filings”):

(1) The Company’s Annual Report on Form 10-K for the year ended December 31, 2004;

(2) The Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2005;

(3) The Company’s Proxy Statement on Schedule 14A for the 2005 Annual Meeting of Stockholders held on June 8, 2005;

(4) The Company’s Current Reports on Form 8-K filed on April 13, 2005, May 5, 2005, May 16, 2005, May 20, 2005, May 26, 2005, June 3, 2005, June 14, 2005, June 17, 2005 and June 28, 2005; and

(5) Any future filings the Company makes with the Commission under Sections 13(a), 13(c), 13, or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), until the Closing.

In addition, as of the date of this Agreement, the Securities Filings, which, to the Company’s knowledge, the Placement Agent may have furnished to the Purchaser, when read together with the information, and the qualifications and exceptions contained in this Agreement, do not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading.

(b) In furtherance and not in limitation of the provisions of Section 4.18(a), the financial statements of the Company and the related notes contained in or incorporated by reference into the Securities Filings present fairly in all material respects, in accordance with generally accepted accounting principles, the financial position of the Company as of the dates indicated, and the results of their operations, cash flows, and the changes in stockholders’ equity for the periods therein specified, subject, in the case of unaudited financial statements for interim periods, to normal year-end audit adjustments and the absence of full footnote disclosure as required by generally accepted accounting principles. Such financial statements (including the related notes) have been prepared in all material respects in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified, subject, in the case of unaudited financial statements from interim periods, to normal year-end adjustments, and except as otherwise described therein and except that unaudited financial statements may not contain all footnotes required by generally accepted accounting principles.

4.19 Price of Common Stock. The Company has not taken, and will not take any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of the Common Stock to facilitate the sale or resale of the Securities.

4.20 Reporting Company. The Company is subject to the reporting requirements of the Exchange Act

4.21 Non-Public Information. Other than in the case of any Purchaser that is an Affiliate, neither the Company nor, to the Company’s knowledge, any person acting on behalf of the Company, has provided to any Purchaser any information that constitutes material, non-public information, other than information relating to the fact that the Company was considering and engaged in the transactions contemplated by the Agreements. On or before 9:00 a.m., New York

City time, on the first business day after the date hereof, the Company shall issue a press release announcing the execution of the Agreements, and on or before 5:30 p.m., New York City time, on the first business day after the date hereof, the Company shall file a Current Report on Form 8-K describing the material terms of the transactions contemplated by the Agreements, and attaching as an exhibit to such Form 8-K a form of this Agreement. The Company understands and confirms that the Purchaser will rely on the representations and covenants set forth in this section in effecting transactions in securities of the Company.

4.22 Use of Purchaser Name. Except as may be required by applicable law or regulation, the Company shall not use the Purchaser’s name or the name of any of its affiliates in any advertisement, announcement, press release or other similar public communication unless it has received the prior written consent of the Purchaser for the specific use contemplated or as otherwise required by applicable law or regulation.

4.23 Governmental Permits, Etc. Each of the Company and its Subsidiaries has all franchises, licenses, certificates and other authorizations from such federal, state or local government or governmental agency, department or body that are currently required for the operation of the business of the Company and its Subsidiaries as currently conducted, including without limitation all such licenses, certificates, authorizations and permits required by the FDA or any other federal, state or foreign agencies or bodies engaged in the regulation of pharmaceuticals or biohazardous materials, except where the failure to possess currently such franchises, licenses, certificates and other authorizations is not reasonably expected to have a Material Adverse Effect. The Company and its Subsidiaries have not received any notice of proceedings relating to the revocation or modification of any such permit which, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect..

4.24 Sarbanes-Oxley Act. The Company is, and at the Closing Date will be, in compliance in all material respects with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it at such time. The Company maintains a system of internal accounting controls that the Company reasonably believes are sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

4.25 Listing. The Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is listed on the Nasdaq National Market. The Company has taken no action designed to, or, to the Company’s knowledge, likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or de-listing the Common Stock from the Nasdaq National Market, nor has the Company received any notification that the Commission or the Nasdaq National Market is contemplating terminating such registration or listing. The Company shall comply and has complied with all requirements of the Nasdaq National Market with respect to the issuance of the Securities.

4.26 Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed.

4.27 No Integrated Offering. Assuming (a) the correctness of the representations and warranties of the Purchasers set forth in Section 5 hereof, (b) the correctness of the information provided in the Purchaser Questionnaire submitted by each of the Purchasers and (c) that Placement Agent’s activities are consistent with the activities permissible under Rule 506 of Regulation D of the Securities Act, neither the Company nor any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are construed under Rule 144 of the Securities Act (“Affiliates”), nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Company on Section 4(2) for the exemption from registration for the transactions contemplated hereby, would require registration of the Securities under the Securities Act or cause the offering of the Shares pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions, including, without limitation, under the rules and regulations of Nasdaq or any other national securities exchange, market or trading or quotation facility on which the Company’s Common Stock is then listed or quoted (a “Trading Market”). The Company shall not, and shall use its best efforts to ensure that its Affiliates do not, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market.

4.28 Private Placement. Assuming (a) the correctness of the representations and warranties of the Purchasers set forth in Section 5 hereof, (ii) the correctness of the information provided in the Purchaser Questionnaire submitted by each of the Purchasers and (iii) that Placement Agent’s activities are consistent with the activities permissible under Section 4(2) or Rule 506 of Regulation D of the Securities Act, the offer and sale of the Securities to the Purchasers as contemplated hereby is exempt from the registration requirements of the Securities Act.

4.29 Questionable Payments. Neither the Company nor, to the Company’s knowledge, any of its Subsidiaries or current or former stockholders, directors, officers, employees, agents or other Persons acting on behalf of the Company, has on behalf of the Company or in connection with its businesses (a) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payments to any governmental officials or employees from corporate funds; (c) established or maintained any unlawful or unrecorded fund of corporate monies or other assets; (d) made any false or fictitious entries on the books and records of the Company; or (e) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any nature.

4.30 Transactions with Affiliates. Except as disclosed in the SEC Filings, none of the officers or directors of the Company and, to the Company’s knowledge, none of the employees of the Company is presently a party to any transaction with the Company (other than as holders of stock options and/or warrants, and for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the Company’s knowledge, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

SECTION 5. Representations, Warranties and Covenants of the Purchaser. (a) The Purchaser represents and warrants to, and covenants with, the Company that: (i) the Purchaser is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in securities representing an investment decision like that involved in the purchase of the Securities, including investments in securities issued by the Company and comparable entities, and has had the opportunity to request, receive, review and consider all information it deems relevant in making an informed decision to purchase the Securities; (ii) the Purchaser is acquiring the number of Shares and Warrants set forth in Section 2 above in the ordinary course of its business and for its own account and with no present intention of distributing any of such Securities or any arrangement or understanding with any other persons regarding the distribution of such Securities (this representation and warranty not limiting the Purchaser’s right to sell pursuant to the Registration Statement or in compliance with the Securities Act and the Rules and Regulations, or, other than with respect to any claims arising out of a breach of this representation and warranty, the Purchaser’s right to indemnification under Section 7.3); (iii) the Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities, nor will the Purchaser engage in, or permit any party on behalf of the Purchaser or for the benefit of the Purchaser to engage in, any short sale that results, or may result, in a disposition of any of the Securities (including the Warrant Shares) by the Purchaser, except in compliance with the Securities Act and the Rules and Regulations and any applicable state securities laws, nor will the Purchaser, prior to public announcement of the issuance or proposed issuance of Securities pursuant to the Agreements, engage in, or permit any party on behalf of the Purchaser or for the benefit of the Purchaser to engage in, any structured asset monetization and protection strategy “STAMPS”, contingent forward, or other hedging transaction with respect to any of the Securities; (iv) the Purchaser has completed or caused to be completed the Registration Statement Questionnaire attached hereto as part of Appendix I, for use in preparation of the Registration Statement, and the answers thereto are true, correct and complete as of the date hereof and will be true, correct and complete as of the effective date of the Registration Statement and the Purchaser will notify the Company immediately of any material change in any such information provided in the Registration Statement Questionnaire until such time as the Purchaser has sold all of its Securities or until the Company is no longer required to keep the Registration Statement effective; (v) the Purchaser has, in connection with its decision to purchase the number of Shares and Warrants set forth in Section 2 above, relied solely upon the Securities Filings and the representations and warranties of the Company contained herein and such Purchaser is not purchasing any of the Securities as a result of any advertisement, notice, article or other communication published in or broadcast over any medium presented at any seminar or any other general solicitation or general advertisement; (vi) the Purchaser has had an opportunity to discuss this investment with representatives of the Company and ask questions of them; and (vii) the Purchaser is and will be at Closing an “accredited investor” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act.

(b) The Purchaser hereby acknowledges that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of the Securities Act, the Rules and Regulations and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities.

(c) The Purchaser understands and agrees that the existence and nature of all conversations and presentations, if any, regarding the Company and this offering must be kept strictly confidential. The Purchaser understands that the federal securities laws impose restrictions on trading based on information regarding this offering. In addition, the Purchaser hereby acknowledges that unauthorized disclosure of information regarding this offering may result in a violation of Regulation FD. This obligation will terminate upon the filing by the Company of a press release or press releases or a Form 8-K describing this offering. In addition to the above, the Purchaser shall maintain in confidence the receipt and content of any notice of a Suspension (as defined in Section 5(h) below); provided that in no event shall such notice of Suspension contain any material nonpublic information, other than information relating to the fact that the Company is in a Suspension. The foregoing agreements shall not apply to any information that is or becomes publicly available through no fault of the Purchaser, or that the Purchaser is legally required to disclose; provided, however, that if the Purchaser is requested or ordered to disclose any such information pursuant to any court or other government order or order of any other applicable regulatory authority having jurisdiction over the Purchaser or any other applicable legal procedure, it shall provide, unless prohibited by applicable law, the Company with prompt notice of any such request or order in time sufficient to enable the Company to seek an appropriate protective order.

(d) The Purchaser understands that its investment in the Securities involves a significant degree of risk, including a risk of total loss of the Purchaser’s investment, and subject to and in reliance upon the correctness, accuracy and completeness of the Company’s representations and warranties in Section 4 hereof, the Purchaser has full cognizance of and understands all of the risk factors related to the Purchaser’s purchase of the Securities. The Purchaser understands that the market price of the Common Stock can be volatile and that no representation is being made as to the future value of the Common Stock. The Purchaser has the knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and has the ability to bear the economic risks of an investment in the Securities.

(e) The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

(f) The Purchaser understands that the Securities and the Warrant Shares will bear a restrictive legend in substantially the following form:

“The Securities evidenced by this certificate have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state or other jurisdiction. The Securities may not be offered, sold, pledged or otherwise transferred except (1) pursuant to an exemption from registration under the Securities Act or (2) pursuant to an effective registration statement under the Securities Act, in each case in accordance with all applicable securities laws of the states and other jurisdictions, and in the case of a transaction exempt from registration, unless the Company has received an opinion of counsel reasonably satisfactory to it that such transaction does not require registration under the Securities Act and such other applicable laws.”

(g) The Purchaser’s principal executive offices are in the jurisdiction set forth immediately below the Purchaser’s name on the signature pages hereto.

(h) The Purchaser hereby covenants with the Company not to make any sale of the Securities (including any Warrant Shares) under the Registration Statement without complying with the provisions of this Agreement and without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied, and the Purchaser acknowledges and agrees that such Securities (including any Warrant Shares) are not transferable on the books of the Company in connection with any such sale unless the certificate submitted to the transfer agent evidencing the Securities (including any Warrant Shares) is accompanied by a separate Purchaser’s Certificate of Subsequent Sale: (i) in the form of Appendix II hereto, (ii) executed by an officer of, or other authorized person designated by, the Purchaser, and (iii) to the effect that (A) the Securities (including any Warrant Shares) have been sold in accordance with the Registration Statement, the Securities Act and any applicable state securities or blue sky laws and (B) the requirement of delivering a current prospectus has been satisfied. The Purchaser will notify the Company promptly after the sale of all of its Securities under the Registration Statement. The Purchaser acknowledges that there may occasionally be times when the Company must suspend the use of the Prospectus forming a part of the Registration Statement (a “Suspension”) until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Commission, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. The Purchaser hereby covenants that it will not sell any Securities (including any Warrant Shares) pursuant to said Prospectus during the period commencing at the time at which the Company gives the Purchaser written notice of the Suspension of the use of said Prospectus and ending at the time the Company gives the Purchaser written notice that the Purchaser may thereafter effect sales pursuant to said Prospectus. Notwithstanding the foregoing, the Company agrees that no Suspension shall be for a period of longer than 45 consecutive days, and no Suspensions shall be for a period of longer than 60 days in the aggregate in any 12-month period.

(i) The Purchaser further represents and warrants to, and covenants with, the Company that (i) the Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, (ii) the making and performance of this Agreement by the Purchaser and the consummation of the transactions herein contemplated will not violate any provision of the organizational documents of the Purchaser or conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any material agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Purchaser is a party, or any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Purchaser, (iii) no consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required on the part of the Purchaser for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, (iv) upon the execution and delivery of this Agreement, this Agreement shall constitute a legal, valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except to the extent enforcement of the indemnification provisions, set forth in Section 7.3 of this Agreement, may be limited by federal or state securities laws or the public policy underlying such laws, and (v) there is not in effect any order enjoining or restraining the Purchaser from entering into or engaging in any of the transactions contemplated by this Agreement.

(j) The Purchaser further represents and warrants to, and covenants with, the Company that (i) the Purchaser is in compliance with Executive Order 13224 and the regulations administered by the U.S. Department of the Treasury (“Treasury”) Office of Foreign Assets Control, (ii) the Purchaser, its parents, subsidiaries, affiliated companies, officers, directors and partners, and to the Purchaser’s knowledge, its shareholders, owners, employees, and agents, are not on the List of Specially Designated Nationals and Blocked Persons (“SDN List”) maintained by Treasury and have not been designated by Treasury as a financial institution of primary money laundering concern, (iii) to the Purchaser’s knowledge after reasonable investigation, all of the funds to be used to acquire the Securities are derived from legitimate sources and are not the product of illegal activities, and (iv) the Purchaser is in compliance with all other applicable U.S. anti-money laundering laws and regulations and has implemented, if applicable, an anti-money laundering compliance program in accordance with the requirements of the Bank Secrecy Act, as amended by the USA PATRIOT Act, Pub. L. 107-56.

(k) The Purchaser covenants and agrees to provide the Company with such information regarding its ownership of Securities and plan of distribution as shall be reasonably required for the timely preparation and filing of the Registration Statement, and hereby agrees that, notwithstanding anything herein to the contrary, the Company shall not be required to register any of the Purchaser’s Securities under the Registration Statement if such information is not provided to the Company within fifteen (15) calendar days of the Closing.

SECTION 6. Survival of Representations, Warranties and Covenants. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all representations and warranties made by the Company and the Purchaser herein and in the certificates for the Securities delivered pursuant hereto shall survive the execution of this Agreement, the delivery to the Purchaser of the Securities being purchased and the payment therefor.

SECTION 7. Registration of the Shares and the Warrant Shares; Compliance with the Securities Act.

7.1 Registration Procedures and Expenses. The Company shall:

(a) no later than 45 calendar days after the date of the Closing (the “Filing Date”), prepare and file with the Commission a Registration Statement, which shall be on Form S-3 to the extent permitted by the instructions to such form, registering the resale on the applicable form of the Shares and the Warrant Shares (together, the “Registrable Securities”) by the Purchaser and the Other Purchasers from time to time on the Nasdaq National Market, or the facilities of any national securities exchange on which the Common Stock is then traded or in privately-negotiated transactions;

(b) use its reasonable best efforts, subject to receipt of necessary information from the Purchasers, to cause the Commission to declare the Registration Statement effective within 30 days after the date on which the Registration Statement is filed with the SEC (such date, the “Required Effective Date”); provided, however, that if the Company filed the Registration Statement by the Filing Date and the Registration Statement receives Commission review, then the Required Effective Date will be the sixtieth (60th) calendar day after the date on which the Registration Statement is filed with the SEC;

(c) if the Registration Statement was not filed on Form S-3, use its reasonable best efforts, subject to receipt of necessary information from the Purchasers, to prepare and file with the Commission, as soon as reasonably practicable after the Company becomes eligible to register the Registrable Securities for resale on Form S-3, an amendment to the Registration Statement to convert the Registration Statement to Form S-3;

(d) use its reasonable best efforts to promptly prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective until the earliest of (i) two years after the effective date of the Registration Statement, (ii) such time as the Registrable Securities become eligible for resale pursuant to Rule 144(k) under the Securities Act of 1933 or any other rule of similar effect, or (iii) such time as all Registrable Securities have been sold by the Purchasers;

(e) during such period as the Company shall be required to keep the Registration Statement effective pursuant to clause (d) of this Section 7.1, furnish to the Purchaser with respect to the Registrable Securities registered under the Registration Statement such number of copies of prospectuses and such other documents as the Purchaser may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Securities by the Purchaser; provided, however, that the obligation of the Company to deliver copies of prospectuses or preliminary prospectuses to the Purchaser shall be subject to the receipt by the Company of reasonable assurances from the Purchaser that the Purchaser will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such prospectuses or preliminary prospectuses;

(f) use its reasonable best efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of any Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as possible;

(g) file documents required of the Company for normal Blue Sky clearance in states specified in writing by the Purchaser; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

(h) bear all expenses in connection with the procedures in paragraphs (a) through (f) of this Section 7.1 and the registration of the Registrable Securities pursuant to the Registration Statement, other than fees and expenses, if any, of counsel or other advisers to the Purchaser or the Other Purchasers, brokerage fees and commissions incurred by the Purchaser or the Other Purchasers, if any, or stock transfer taxes payable upon the resale of the Registrable Securities by the Purchaser or the Other Purchasers, if any;

(i) file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to the Purchaser promptly after filing;

(j) during such period as the Company shall be required to keep the Registration Statement effective pursuant to clause (d) of this Section 7.1, notify each holder of Registrable Securities covered by such Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act or the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(k) provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such Registration Statement;

(l) in the time and manner required by each Trading Market, prepare and file with such Trading Market an additional shares listing application covering all of the Registrable Securities; (ii) take all steps necessary to cause such Registrable Securities to be approved for listing on each Trading Market as soon as possible thereafter; (iii) provide to the Purchasers evidence of such listing; and (iv) maintain the listing of such Registrable Securities on each such Trading Market;

(m) promptly (and in any event within one business day) notify the Purchaser of the effectiveness of the Registration Statement (the “Effective Date”), and any post-effective amendments thereto, as well as of the receipt by the Company of any stop orders of the Commission with respect to the Registration Statement and the lifting of any such order; and

(n) comply with all applicable rules and regulations of the Commission and the Trading Market.

The Company understands that the Purchaser disclaims being an underwriter, but the Purchaser being deemed an underwriter shall not relieve the Company of any obligations it has hereunder. A questionnaire related to the Registration Statement to be completed by the Purchaser is attached hereto as Appendix I; provided, however that if the Company receives notification from the SEC that the Purchaser is deemed an underwriter, then the Required Effective Date shall be extended to the earlier of (i) the 90th day after such SEC notification, or (ii) 120 days after the Filing Date.

7.2 Transfer of Securities After Registration. The Purchaser agrees that it will not effect any disposition of the Securities (including any Warrant Shares) or its right to purchase the Securities (including any Warrant Shares) that would constitute a sale within the meaning of the Securities Act or any applicable state securities laws, except as contemplated in the Registration Statement referred to in Section 7.1 or as otherwise permitted by law, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Purchaser or its plan of distribution, other than providing changes to the number of Shares held.

7.3 Indemnification. For the purpose of this Section 7.3:

(i) the term “Purchaser/Affiliate” shall mean any affiliate of the Purchaser, including a transferee who is an affiliate of the Purchaser, and any person who controls the Purchaser or any affiliate of the Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act; and

(ii) the term “Registration Statement” shall include any preliminary prospectus, final prospectus, exhibit, supplement or amendment included in or relating to, and any document incorporated by reference in, the Registration Statement referred to in Section 7.1.

(a) The Company agrees to indemnify and hold harmless each Purchaser and each Purchaser/Affiliate against any losses, claims, damages, liabilities or expenses, including, without limitation, reasonable attorney’s fees, joint or several, to which such Purchaser or Purchaser/Affiliate may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the prior written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any (1) untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including the Prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434, of the Rules and Regulations, or the Prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required (the “Prospectus”), or any amendment or supplement thereto, or arise out of or are based (2) upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them, in light of the circumstances under which they were made, not misleading, or arise out of or are based in whole or in part on any (3) inaccuracy in the representations or warranties of the Company contained in this Agreement, or any (4) failure of the Company to perform its obligations hereunder or under law, and will reimburse each such Purchaser and each such Purchaser/Affiliate for any reasonable and documented legal and other actual, accountable, out-of-pocket expenses as such expenses are reasonably incurred by such Purchaser or such Purchaser/Affiliate in connection with investigating, defending or preparing to defend, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company shall not be liable in any such case to the extent, but only to the extent, that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser expressly for use therein, or (ii) the failure of such Purchaser to comply with the covenants and agreements contained in Sections 5 or 7.2, or (iii) the inaccuracy of any representation or warranty made by such Purchaser herein or (iv) any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchaser prior to the pertinent sale or sales by the Purchaser.

(b) Each Purchaser will severally indemnify and hold harmless the Company, each of its directors, each of its executive officers, including such officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages, liabilities or expenses to which the Company, any of its directors, any of its officers who signed the Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Purchaser) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure to comply with the covenants and agreements contained in Sections 5 or 7.2 hereof, or (ii) the inaccuracy of any representation or warranty made by such Purchaser herein, or (iii) any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Purchaser expressly for use therein, and will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided however, that the obligations of the Purchaser under this Section 7.5 shall not exceed the net proceeds to such Purchaser from the sale of the Registrable Securities pursuant to such Registration Statement.

(c) Promptly after receipt by an indemnified party under this Section 7.3 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7.3, promptly notify the indemnifying party in writing thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this Section 7.3 (except to the extent that such omission materially and adversely affects the indemnifying person’s ability to defend such action). In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded, based on an opinion of counsel reasonably satisfactory to the indemnifying party, that there may be a conflict of interest between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7.3 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, reasonably satisfactory to such indemnifying party, representing all of the indemnified parties who are parties to such action in which case the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party. In no event shall any indemnifying party be liable in respect of any amounts paid in settlement of any action unless the indemnifying party shall have approved in writing the terms of such settlement; provided that such consent shall not be unreasonably conditioned, delayed or withheld. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnification could have been sought hereunder by such indemnified party from all liability on claims that are the subject matter of such proceeding.

(d) If the indemnification provided for in this Section 7.3 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs (a), (b) or (c) of this Section 7.3 in respect to any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein in such proportion as is appropriate to reflect the relative fault of the Company and the Purchaser in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement and/or the Registration Statement which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and each Purchaser on the other shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Company or by such Purchaser and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (c) of this Section 7.3, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in paragraph (c) of this Section 7.3 with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this paragraph (d); provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under paragraph (c) for purposes of indemnification. The Company and each Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 7.3 were determined solely by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 7.3, no Purchaser shall be required to contribute any amount in excess of the amount by which the net amount received by the Purchaser from the sale of the Securities to which such loss, claim, damage, liability or expense relates exceeds the amount of any damages that such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Purchasers’ obligations to contribute pursuant to this Section 7.3 are several and not joint.

7.4 Termination of Conditions and Obligations. The restrictions imposed by Section 5 or this Section 7 upon the transferability of the Securities shall cease and terminate as to any particular number of the Securities (including the Warrant Shares) when such Securities shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Securities, upon the passage of two years from the effective date of the Registration Statement covering such Securities, or at such time as an opinion of counsel satisfactory in form and substance to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

7.5 Information Available. So long as the Registration Statement is effective covering the resale of Registrable Securities owned by the Purchaser:

(a) The Company will furnish to the Purchaser: (i) as soon as practicable after available (but in the case of the Annual Report to the Stockholders, within 150 days after the end of each fiscal year of the Company), one copy of (A) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants), (B) if not included in substance in the Annual Report to Stockholders, upon the written request of the Purchaser, its Annual Report on Form 10-K, (C) upon the written request of the Purchaser, its quarterly reports on Form 10-Q, and (D) a full copy of the particular Registration Statement covering the Registrable Securities (the foregoing, in each case, excluding exhibits); and (ii) upon the reasonable written request of the Purchaser, a reasonable number of copies of the Prospectuses, and any supplements thereto, to supply to any other party requiring such Prospectuses; and

(b) the Company, upon the reasonable written request of the Purchaser and with reasonable prior notice, will be available to the Purchaser or a representative thereof at the Company’s headquarters to discuss information relevant for disclosure in the Registration Statement covering the Registrable Securities and will otherwise cooperate with any Purchaser conducting an investigation for the purpose of reducing or eliminating such Purchaser’s exposure to liability under the Securities Act, including the reasonable production of information at the Company’s headquarters, in a manner not to interfere with the normal business operations of the Company, subject to appropriate confidentiality limitations.

(c) As long as any Purchaser owns the Securities and the Company is subject to the filing requirements of the Exchange Act, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as any Purchaser owns Securities, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchasers and make publicly available in accordance with paragraph (c) of Rule 144 such information as is required for the Purchasers to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request to satisfy the provisions of Rule 144 applicable to the issuer of securities relating to transactions for the sale of securities pursuant to Rule 144.

7.6	Delay in Filing or Effectiveness of Registration Statement. If the Registration Statement is not filed by the Company with the Commission on or prior to the Filing Date, then for each day following the Filing Date, until but excluding the date the Registration Statement is filed, or if the Registration Statement is not declared effective by the Commission by the Required Effective Date, then for each day following the Required Effective Date, until but excluding the date the Commission declares the Registration Statement effective, the Company shall, for each such day, pay the Purchaser with respect to any such failure, as liquidated damages and not as a penalty, an amount equal to 0.0333% of the purchase price paid by such Purchaser for its Securities pursuant to this Agreement; and for any such day, such payment shall be made no later than the first business day of the calendar month next succeeding the month in which such day occurs. If the Purchaser shall be prohibited from selling Registrable Securities under the Registration Statement as a result of a Suspension of more than forty five (45) consecutive days or Suspensions of more than sixty (60) days in the aggregate in any 12-month period, then for each day on which a Suspension is in effect that exceeds the maximum allowed period for a Suspension or Suspensions, but not including any day on which a Suspension is lifted, the Company shall pay the Purchaser, as liquidated damages and not as a penalty, an amount equal to 0.0333% of the purchase price paid by such Purchaser for its Securities pursuant to this Agreement for each such day, and such payment shall be made no later than the first business day of the calendar month next succeeding the month in which such day occurs. For purposes of this Section 7.6, a Suspension shall be deemed lifted on the date that notice that the Suspension has been lifted is delivered to the Purchaser pursuant to Section 9 of this Agreement. Notwithstanding the foregoing provisions, in no event shall the Company be obligated to pay such liquidated damages to more than one Purchaser in respect of the same Securities for the same period of time. Such payments shall be made to the Purchaser in cash.

7.7

Removal of Legends. Upon the earlier of (i) (A) the registration for resale pursuant to the Registration Rights Agreement and (B) receipt of a written certification from an Investor that Shares have been sold in accordance with the Plan of Distribution contained in the Registration Statement and that such Investor has delivered or intends to deliver a current prospectus in compliance with the prospectus delivery requirements of the 1933 Act, provided, in each case that a Suspension is not in effect, or (ii) Rule 144(k) becoming available the Company shall, upon an Investor’s written request, promptly cause certificates evidencing the Shares sold (in the case of clause (i)) or the

Investor’s Securities (in the case of clause (ii)) to be replaced with certificates which do not bear such restrictive legends, and Warrant Shares subsequently issued upon due exercise of the Warrants shall not bear such restrictive legends provided the provisions of either clause (i) or clause (ii) above, as applicable, are satisfied with respect to such Warrant Shares. When the Company is required to cause unrestricted shares to replace previously restricted shares, if unrestricted shares are not delivered to an Investor within five (5) Business Days of submission by that Investor of legended certificate(s) together with a representation letter to the Company’s transfer agent (with copy to Company counsel) that is in a form reasonably acceptable to Company counsel, the Company shall be liable to the Investor for liquidated damages in an amount equal to 1.0% of the aggregate purchase price of the Securities evidenced by such certificate(s) for each thirty (30) day period (or portion thereof) beyond such five (5) Business Day that the unrestricted shares have not been so delivered.

SECTION 8. Fees.

8.1 Broker’s Fee. The Purchaser acknowledges that the Company intends to pay to the Placement Agent a fee in respect of the sale of the Securities to the Purchaser. The Purchaser and the Company hereby agree that the Purchaser shall not be responsible for such fee and that the Company will indemnify and hold harmless the Purchaser and each Purchaser/Affiliate against any losses, claims, damages, liabilities or expenses, joint or several, to which such Purchaser or Purchaser/Affiliate may become subject with respect to such fee. Each of the parties hereto hereby represents that, on the basis of any actions and agreements by it, there are no other brokers or finders entitled to compensation in connection with the sale of the Securities to the Purchaser.

SECTION 9. Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon delivery to the party to be notified; (ii) when actually received by the party for whom it was intended by confirmed facsimile or (iii) one (1) business day after deposit with a nationally recognized overnight carrier, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the Company and the Purchaser as follows or at such other addresses as the Company or the Purchaser may designate upon ten (10) days’ advance written notice to the other party:

(a) if to the Company, to:

Auxilium Pharmaceuticals, Inc.

40 Valley Stream Parkway

Malvern, PA 19355

Fax: 484-321-5999

Attention: Jennifer Evans Stacey, Esq.

Executive Vice President, Secretary and General Counsel

with copies to:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

Fax: 215-963-5001

Attention: Michael N. Peterson, Esq.

(b) if to the Purchaser, at its address as set forth at the end of this Agreement.

SECTION 10. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Purchaser. No provision hereunder may be waived other than in a written instrument executed by the waiving party.

SECTION 11. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

SECTION 12. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

SECTION 13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the federal law of the United States of America.

SECTION 14. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered (including by facsimile) to the other parties.

SECTION 15. Entire Agreement. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters.

SECTION 16. Assignment. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the parties hereto and their respective permitted successors, assigns, heirs, executors and administrators. This Agreement and the rights of the Purchaser hereunder may not be assigned by the Purchaser without the prior written consent of the Company, except such consent shall not be required in cases of assignments to affiliates of Purchaser or by an investment adviser to a fund for which it is the adviser or by or among funds that are under common control, provided that such assignee agrees to be bound by the terms of this Agreement by executing and delivering to the Company an assignment and assumption agreement in the form prescribed by the Company.

SECTION 17. Further Assurances. Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurance as may be reasonably requested by any other party to evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement.

SECTION 18. Independent Nature of Purchaser’s Obligations and Rights. The obligations of the Purchaser under this Agreement is several and not joint with the obligations of any Other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any Other Purchaser under any Agreements. Nothing contained herein, and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Agreements and the Company acknowledges that the Purchasers are not acting in concert or as a group with respect to such obligations or the transactions contemplated by the Agreements. Each Purchaser confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any Other Purchaser to be joined as an additional party in any proceeding for such purpose.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

AUXILIUM PHARMACEUTICALS, INC.

By:
Name:
Title:

Print or Type:

Name of Purchaser
(Individual or Institution):

Name of Individual representing
Purchaser (if an Institution):

Title of Individual representing
Purchaser (if an Institution):

Signature by:

Individual Purchaser or Individual
representing Purchaser:

Address:

Telephone:

Telecopier:

SCHEDULE I

1.	Perseus-Soros BioPharmaceutical Fund, L.P.

888 Seventh Avenue, 29th Floor

New York, New York 10106

2.	SCP Private Equity Partners II, L.P.

1200 Liberty Ridge Drive, Suite 300

Wayne, Pennsylvania 19087

3.	Sprout Capital IX, L.P.

1 Madison Avenue, Floor 7T

New York, New York 10010

4.	Caduceus Private Investments II, L.P.

767 Third Avenue, 30th Floor

New York, New York 10017

SUMMARY INSTRUCTION SHEET FOR PURCHASER

(to be read in conjunction with the entire Securities Purchase Agreement which this follows)

A. Complete the following items on BOTH Securities Purchase Agreements (Please sign two originals):

1.	Page 26 - Signature:

(i)	Name of Purchaser (Individual or Institution)
(ii)	Name of Individual representing Purchaser (if an Institution)
(iii)	Title of Individual representing Purchaser (if an Institution)
(iv)	Signature of Individual Purchaser or Individual representing Purchaser

2. Appendix I - Stock Certificate Questionnaire/Registration Statement Questionnaire:

Provide the information requested by the Stock Certificate Questionnaire and the Registration Statement Questionnaire.

3. Return BOTH properly completed and signed Securities Purchase Agreements including the properly completed Appendix I to (initially by facsimile with hand copy by overnight delivery):

Michael N. Peterson, Esq.

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

Fax: (215) 963-5001

With a copy to:

Babak Yaghmaie, Esq.

Pillsbury Winthrop Shaw Pittman LLP

1540 Broadway

New York, NY 10036

Fax: (917) 464-2472

B. Instructions regarding the transfer of funds for the purchase of Securities will be sent by facsimile to the Securities Purchaser by the Placement Agent at a later date.

C. Upon the resale of the Securities by the Purchasers after the Registration Statement covering the Registrable Securities is effective, as described in the Purchase Agreement, the Purchaser:

(i) must deliver a current prospectus of the Company to the buyer (prospectuses must be obtained from the Company at the Purchaser’s request); and

(ii) must send a letter in the form of Appendix II to the Company so that the Securities may be properly transferred.

Appendix I

AUXILIUM PHARMACEUTICALS, INC.

STOCK CERTIFICATE QUESTIONNAIRE

Pursuant to Section 3 of the Agreement, please provide us with the following information:

1.	The exact name that your Securities are to be registered in (this is the name that will appear on your stock certificate(s)). You may use a nominee name if appropriate:

2.	The relationship between the Purchaser of the Securities and the Registered Holder listed in response to item 1 above:

3.	The mailing address of the Registered Holder listed in response to item 1 above:

4.	The Social Security Number or Tax Identification Number of the Registered Holder listed in response to item 1 above:

In connection with the preparation of the Registration Statement, please provide us with the following information:

SECTION 1. Pursuant to the “Selling Stockholder” section of the Registration Statement, please state your or your organization’s name exactly as it should appear in the Registration Statement:

SECTION 2. Please provide the number of shares that you or your organization will own immediately after Closing, including those Securities purchased by you or your organization pursuant to this Securities Purchase Agreement and those shares purchased by you or your organization through other transactions:

SECTION 3. Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates?

             Yes              No

If yes, please indicate the nature of any such relationships below:

SECTION 4. Are you (i) an NASD Member (see definition), (ii) a Controlling (see definition) shareholder of an NASD Member, (iii) a Person Associated with a Member of the NASD (see definition), or (iv) an Underwriter or a Related Person (see definition) with respect to the proposed offering; or (b) do you own any shares or other securities of any NASD Member not purchased in the open market; or (c) have you made any outstanding subordinated loans to any NASD Member?

Answer: [    ] Yes [    ] No If “yes,” please describe below

NASD Member. The term “NASD member” means either any broker or dealer admitted to membership in the National Association of Securities Dealers, Inc. (“NASD”). (NASD Manual, By-laws Article I, Definitions)

Control. The term “control” (including the terms “controlling,” “controlled by” and “under common control with”) means the possession, direct or indirect, of the power, either individually or with others, to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise. (Rule 405 under the Securities Act of 1933, as amended) Person Associated with a member of the NASD. The term “person associated with a member of the NASD” means every sole proprietor, partner, officer, director, branch manager or executive representative of any NASD Member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by a NASD Member, whether or not such person is registered or exempt from registration with the NASD pursuant to its bylaws. (NASD Manual, By-laws Article I, Definitions)

Underwriter or a Related Person. The term “underwriter or a related person” means, with respect to a proposed offering, underwriters, underwriters’ counsel, financial consultants and advisors, finders, members of the selling or distribution group, and any and all other persons associated with or related to any of such persons. (NASD Interpretation)

SECTION 5. Please list the type and amount of securities of the Company that you hold of record or beneficially:

APPENDIX II

StockTrans, Inc.

44 West Lancaster Ave.

Ardmore, PA 19003

PURCHASER’S CERTIFICATE OF SUBSEQUENT SALE

The undersigned, [an officer of, or other person duly authorized by]                              hereby certifies that [fill in official name of individual or institution] he/she [said institution] is the Purchaser of the shares evidenced by the attached certificate, and as such, sold such shares on                              in [date] accordance with the terms of the Securities Purchase Agreement and in accordance with Registration Statement number                              or [fill in the number of or otherwise identify Registration Statement] otherwise in accordance with the Securities Act of 1933, as amended, and, in the case of a transfer pursuant to the Registration Statement, the requirement of delivering a current prospectus by the Company has been complied with in connection with such sale.

Print or Type:

Name of Purchaser

(Individual or

Institution):

Name of Individual

representing

Purchaser (if an

Institution)

Title of Individual

representing

Purchaser (if an

Institution):

Signature by:

Individual Purchaser

or Individual representing

Purchaser:

EXHIBIT A

FORM OF OPINION OF MORGAN, LEWIS & BOCKIUS LLP

Based upon and subject to customary assumptions, qualifications and exceptions, we are of the opinion that:

1. The Company is a corporation validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to conduct its business as it is, to our knowledge, currently conducted, to enter into and perform its obligations under the Transaction Documents, and to carry out the transactions contemplated by the Transaction Documents. Each of Auxilium Holdings Inc. and Hillcrest Holding Inc. is a corporation validly existing and in good standing under the laws of the State of Delaware each has all requisite corporate power and authority to conduct its respective business as it is, to our knowledge, currently conducted. The Company is duly qualified to do business in the Commonwealth of Pennsylvania as a foreign corporation.

2. The Securities and the Warrant Shares have been duly authorized by all necessary corporate action on the part of the Company; the Shares, when issued, sold and delivered against payment therefor in accordance with the provisions of the Agreements, and the Warrant Shares, when issued and paid for in accordance with the terms of the Warrant Agreement and the Warrants, will be validly issued, fully paid and non-assessable; and the issuance of the Shares and the Warrant Shares will not be subject to any preemptive rights under the Delaware General Corporation Law statute or the Company’s Certificate of Incorporation, as amended to date, or, to our knowledge, similar contractual rights pursuant to any agreement to which the Company is a party and which has been filed by the Company or incorporated by reference as an exhibit to its Securities Filings or any other report filed by the Company with the Commission under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), since the filing by the Company of the Company’s Annual Report of Form 10-K for the year ended December 31, 2004.

3. The execution and delivery by the Company of the Transaction Documents, and the consummation by the Company of the transactions contemplated thereby, have been duly authorized by all necessary corporate action on the part of the Company, and the Transaction Documents have been duly executed and delivered by the Company. Each of the Transaction Documents constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

4. The execution and delivery by the Company of the Transaction Documents, and the consummation by the Company of the transactions contemplated thereby, do not (a) violate the provisions of any U.S. federal or New York state law, rule or regulation applicable to the Company or the Delaware General Corporation Law; (b) violate the provisions of the Company’s Certificate of Incorporation or By-laws, each as amended to date; (c) to our knowledge, violate any judgment, decree, order or award of any court, governmental body or arbitrator binding on the Company ; or (d) with or without notice and/or the passage of time, conflict with or result in the breach or termination of any term or provision of, or constitute a default under, or cause any acceleration under, or cause the creation of any lien, charge or encumbrance upon the properties or assets of the Company pursuant to, any agreements to which the Company is a party and which have been filed by the Company or incorporated by reference as exhibits to the Securities Filings or any other report filed by the Company with the Commission under Section 13 of the Exchange Act.

5. Based in part on the representations of each of the Purchasers in Section 5 of the Agreements (including the Registration Statement Questionnaires attached as part of Annex I to the Agreements), the offer, issuance and sale of the Securities pursuant to the Agreements are exempt from registration under the Securities Act of 1933, as amended.

6. Based in part on the representations of each of the Purchasers in Section 5 of the Agreements (including the Registration Statement Questionnaires attached as part of Annex I to the Agreements), no filing, consent, approval, authorization or qualification of or with any United States federal or New York state court, governmental authority or agency is required for the issuance and sale by the Company of the Securities, except with respect to (a) state securities or Blue Sky laws, as to which we express no opinion and (b) the United States federal securities laws, as to which we express no opinion in this paragraph.

7. The Company is not an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended.

EXHIBIT B

FORM OF WARRANT AGREEMENT

WARRANT AGREEMENT

THIS WARRANT AGREEMENT (the “Agreement”) is dated as of [                    ], 2005 between Auxilium Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and StockTrans, Inc., a [                            ] company (the “Warrant Agent”).

The Company proposes to issue stock purchase warrants (hereinafter called the “Warrants”). Each Warrant entitles the holder thereof to purchase, within five years from the offering date, one share of common stock, par value $0.01 per share (the “Common Stock”), at a purchase price equal to $[            ] per share. The Warrant Agent, at the request of the Company, has agreed to act as the agent of the Company in connection with the issuance, registration, transfer, exchange, and exercise of Warrants.

NOW, THEREFORE, in consideration of the premises and mutual agreements herein set forth:

SECTION 1. Appointment of Warrant Agent. The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the instructions hereinafter set forth in this Agreement, and the Warrant Agent hereby accepts such appointment. The Company may from time to time appoint such Co-Warrant Agents as it may deem necessary or desirable. The Warrant Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such Co-Warrant Agents. The Company shall promptly notify the Warrant Agent from time to time in writing of the number of Warrants to be issued and furnish written instructions in connection therewith.

SECTION 2. Form of Warrant Certificates. The Warrant Certificates (and the forms of election to purchase shares and of assignment to be printed on the reverse thereof) shall be substantially of the tenor and purport recited in Exhibit A hereto and may have such letters, numbers or other marks of identification or designation and such legends, summaries or endorsements printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Warrant Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Warrants may from time to time be listed, or to conform to usage, but any of which do not affect the rights, immunities, duties or liabilities of the Warrant Agent under this Agreement. The Warrant Certificates shall be dated as of the date of issuance thereof by the Warrant Agent, either upon initial issuance or upon transfer or exchange, and initially shall entitle the holders thereof to purchase one share of Common Stock, but the number of such shares and the purchase price per share of Common Stock shall be subject to adjustments as provided herein.

SECTION 3. Countersignature and Registration. The Warrant Certificates shall be executed on behalf of the Company by the Chief Executive Officer, the Chief Financial Officer, the Chief Operating Officer or the Secretary, by facsimile signature. The Warrant Certificates shall be manually countersigned by the Warrant Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer of the Company before countersignature by the Warrant Agent and issuance and delivery by the Company, such Warrant Certificates, nevertheless, may be countersigned by the Warrant Agent, issued and delivered with the same force and effect as though the person who signed such Warrant Certificates had not ceased to be such officer of the Company; and any Warrant Certificates may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant Certificates, shall be a proper officer of the Company to sign such Warrant Certificates, although at the date of the execution of this Warrant Agreement any such person was not such an officer.

The Warrant Agent will keep or cause to be kept, at its office designated for such purposes, books for registration and transfer of the Warrant Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Warrant Certificates, the number of Warrants evidenced on its face by each of the Warrant Certificates, and the date of each of the Warrant Certificates.

The Warrant Agent shall countersign a Warrant Certificate only (a) upon initial issuance of the Warrants in accordance with the written order signed by the Chief Executive Officer, the President or any Vice President or (b) upon exchange, transfer or substitution for one or more previously countersigned Warrant Certificates as hereinafter provided.

SECTION 4. Transfer and Exchange. Subject to Section 6 hereof, the Warrants shall not be sold or transferred unless the applicable Warrant Certificate is surrendered for transfer to the Warrant Agent properly endorsed and affixed with signature medallion guarantee, or accompanied by appropriate instruments of transfer and written instructions for transfer, together with an opinion of counsel reasonably satisfactory to the Company to the effect that such transfer may occur without registration under the Securities Act of 1933, as amended, at which time the Warrant Agent shall register the transfer of such outstanding Warrant Certificate upon the books to be maintained by the Warrant Agent for that purpose. Upon any such registration of transfer, a new Warrant Certificate shall be issued to the transferee and the surrendered Warrant Certificate shall be canceled by the Warrant Agent. Any Warrant Certificate may be exchanged at the option of the holder thereof, upon surrender at the office of the Warrant Agent specified in Section 21 hereof, for another Warrant Certificate, or other Warrant Certificates of different denominations, representing in the aggregate the right to purchase a like number of shares of Common Stock. No fractional Warrant Certificates will be issued. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Warrant Certificates. The Warrant Agent shall have no duty or obligation to take any action under any Section of this Agreement which requires the payment by a holder of a Warrant Certificate of applicable taxes and charges unless and until the Warrant Agent is satisfied that all such taxes and/or charges have been paid.

SECTION 5. Common Stock and Warrant Common Stock. As hereinafter used in this Agreement, Common Stock shall mean stock of the Company of any class, whether now or hereafter authorized, which has the right to participate in the distribution of either earnings or assets of the Company without limit as to amount or percentage, and Warrant Common Stock shall mean only Common Stock, and stock of any other class into which such presently authorized Common Stock may hereafter be changed, issuable upon exercise of Warrant. In case, by reason of the operation of Section 7, the Warrants shall entitle the registered holders thereof to purchase any other shares of stock or other securities or property of the Company or of any other corporation, any reference in this Agreement to the exercise of Warrants shall be deemed to refer to and include the purchase of such other shares of stock or other securities or property upon such exercise.

SECTION 6. Warrant Price and Stock Conversion Date of Warrants. The registered holder of any Warrant Certificate may exercise the Warrants evidenced thereby in whole or in part at any time on or after the date hereof upon surrender of the Warrant Certificate with the form of election to purchase on the reverse side thereof duly executed, to the Warrant Agent at the Warrant Agent’s office designated for such purpose, together with payment of the purchase price for each share of Common Stock as to which the Warrants are exercised, at or prior to 3:30 p.m. Eastern Time on [                    ], 2010 (the “Exercise Date”).

The purchase price for each share of Common Stock pursuant to the exercise of a Warrant (the “Warrant Price”) shall be equal to $[            ] per share, in each case as adjusted pursuant to Section 7 hereof, and shall be payable in lawful money of the United States of America.

Anything in this Agreement to the contrary notwithstanding, the Warrant Agent shall have no duty (i) to determine or calculate the Warrant Price or (ii) confirm or verify the accuracy or correctness of the Warrant Price; the Warrant Agent’s sole duty under this Section is to accept the Warrant Certificates and take possession for the benefit of the Company of the payment of the Warrant Price delivered to it by a holder of the Warrant Certificate.

SECTION 7. Warrant Adjustments.

(a) Stock Dividends, Subdivisions, Combinations and Reclassifications. In case the Company shall at any time after the date of this Agreement (i) declare a dividend on the Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), the Warrant Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and/or the number and kind of shares of capital stock issuable upon exercise of the Warrants on such date shall be proportionately adjusted so that the holder of any Warrant exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Warrant had been exercised immediately prior to such date and at a time when the Common Stock transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

(b) Distributions. If at any time after the date hereof the Company shall fix a record date for the making of a distribution to all holders of its Common Stock of evidences of its indebtedness or assets (excluding distributions of shares of Common Stock and cash distributions made as a dividend payable out of earnings or out of surplus legally available for dividends under the laws of the jurisdiction of the Company), then in each case provision shall be made so that the holder of any Warrants will thereafter receive, upon the exercise thereof in accordance with the terms of this Agreement, in addition to the number of shares of Common Stock issuable thereunder, the kind and amount of indebtedness or assets which the holder of the Warrant would have been entitled to receive had the Warrant been exercised on the date of such event and had the holder of the Warrant thereafter, during the period from the date of such event to and including the actual date of exercise of the Warrant determined pursuant to Section 9, retained any such securities receivable during such period, giving application to all adjustments called for during such period under this Section 7 with respect to the rights of the holder of the Warrant.

(c) Consolidation, Merger or Sale of Assets. If, prior to the exercise of any Warrants, the Company shall at any time consolidate with or merge into another corporation in a transaction in which the Common Stock is converted into or exchanged for other securities or property, the holder of any Warrants will thereafter receive, upon the exercise thereof in accordance with the terms of this Agreement, the securities or property to which the holder of the number of shares of Common Stock then deliverable upon the exercise or conversion of such Warrants would have been entitled upon such consolidation or merger, and the Company shall take such steps in connection with such consolidation or merger as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or property thereafter deliverable upon the exercise of the Warrants. The Company or the successor corporation, as the case may be, shall execute and deliver to the Warrant Agent a supplemental agreement so providing. A sale of all or substantially all the assets of the Company for a consideration (apart from the assumption of obligations) consisting primarily of securities shall be deemed a consolidation or merger for the foregoing purposes. The provisions of this subsection (c) shall similarly apply to successive mergers or consolidations or sales or other transfers.

(d) Calculations to the Nearest Cent and One-Hundredth of a Share. No adjustment in the Warrant Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this Section 7(d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 7 shall be made to the nearest cent and to the nearest one-hundredth of a share as the case may be. Notwithstanding the first sentence of this subsection (d), any adjustment required by this Section 7 shall be made no later than the earlier of six months from the date of the transaction which mandates such adjustment or the expiration of the right to exercise any Warrant.

(e) Notice of Warrant Adjustment. Whenever the Warrant Price or the number of shares purchasable upon exercise of a Warrant shall be adjusted as provided in this Section 7, the Company shall forthwith file with the Warrant Agent a certificate, signed by the Company’s Chief Financial Officer, showing in detail the facts requiring such adjustment and the Warrant Price and number of shares so purchasable that will be effective after such adjustment. The Company shall also cause a notice setting forth any adjustments to be sent by mailing first class, postage prepaid, to each registered holder of a Warrant or Warrants at its address appearing on the Warrant register and, at its option, may cause a copy of such notice to be published once in an English language newspaper of general circulation in the City of New York, New York. The Warrant Agent shall have no duty with respect to any certificate filed with it except to keep the same on file and available for inspection by registered holders of Warrants during reasonable business hours. The Warrant Agent shall not at any time be under any duty or responsibility to any holder of a Warrant to determine whether any facts exist which may require any adjustment of the Warrant Price, or with respect to the nature of any adjustment of the Warrant Price when made, or with respect to the method employed in making such adjustment. The Warrant Agent shall not be deemed to have knowledge of any adjustment or any such event unless and until it shall have received such certificate.

(f) Other Notices. In case the Company after the date hereof shall propose to take any action of the type described in subsections (b) and (c) of this Section 7 or fix a record date for the purpose of determining the holders thereof who are entitled to receive any right to subscribe for, purchase or otherwise acquire shares of Common Stock (or securities convertible into shares of Common Stock), the Company shall file with the Warrant Agent a certificate, signed by the President or any Vice President of the Company and by its Treasurer or Assistant Treasurer or Secretary or Assistant Secretary specifying, in the case of any action of the type specified in subsection (c), the date on which such action shall take place and shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such facts may be known on the date of such notice) on the Warrant Price and the number, or kind, or class of shares or other securities or property which shall be purchasable upon exercise of Warrants. Such notice shall be given in the case of any action of the type specified in subsection (b) or any action to fix a record date for rights to subscribe, at least 12 days prior to the record date with respect thereto and in the case of any action of the type specified in subsection (c) at least 12 days prior to the taking of such proposed action. The Company shall also cause a notice setting forth any adjustments to be sent by mailing first class, postage prepaid, to each registered holder of a Warrant Certificate or Warrant Certificates at its address appearing on the Warrant register and, at its option, may cause a copy of such notice to be published once in an English language newspaper of general circulation in the City of New York, New York. Failure to give such notice or any defect therein shall not affect the legality or validity of such action.

(g) No Change in Warrant Terms on Adjustment. Irrespective of any of the adjustments in the Warrant Price or the number of shares of Warrant Common Stock, Warrant Certificates theretofore or thereafter issued may continue to express the same prices and number of shares as are stated in a similar Warrant Certificate issuable initially, or at some subsequent time, pursuant to this Agreement and such number of Shares specified therein shall be deemed to have been so adjusted.

(h) Treasury Shares. Shares of Common Stock at any time owned by the Company shall not be deemed to be outstanding for purposes of any computation under this Section 7.

SECTION 8. Current Market Price. For all purposes of this Agreement, the Current Market Price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices for the five consecutive business days commencing before such date. The closing price for each day shall be the average of the closing sales price regular way, as reported by the Nasdaq National Market or a similar source selected from time to time by the Company for the purpose. If on any such date the shares of Common Stock are not quoted by any such source, the fair value of such shares on such date, as determined by the Board of Directors of the Company, shall be used. Anything in this Agreement to the contrary notwithstanding, the Warrant Agent shall have no duty (i) to determine or calculate the Current Market Price or (ii) confirm or verify the accuracy or correctness of the Current Market Price.

SECTION 9. Exercise of Warrants. (a) Subject to the provisions of this Agreement, each registered holder of Warrants shall have the right, which may be exercised as in such Warrant Certificates expressed, to purchase from the Company (and the Company shall issue and sell to such registered holders of Warrants) all or part of the number of fully paid and nonassessable shares of Warrant Common Stock specified in such Warrant Certificates (subject to the adjustments as herein provided), upon surrender to the Company at the office of the Warrant Agent designated for such purpose, of such Warrant Certificates with the exercise form on the reverse thereof duly filled in and signed and affixed with signature medallion guarantee, and upon payment to the Warrant Agent to the account of the Company of the Warrant Price for the number of shares of Warrant Common Stock in respect of which such Warrants are then exercised. The date of exercise of any Warrant shall be deemed to be the date of its receipt by the Warrant Agent duly filled in and signed and accompanied by proper funds as hereinafter provided. Payment of such Warrant Price may be made in wire transfer in immediately available funds, cash, or by certified or official bank check. No adjustment shall be made for any cash dividends on shares of Warrant Common Stock issuable upon exercise of a Warrant. Upon such surrender of Warrants, and payment of the Warrant Price as aforesaid, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the registered holder of such Warrants and in such name or names as such registered holder may designate, a certificate or certificates for the number of full shares of Warrant Common Stock so purchased upon the exercise of such Warrants together with cash as provided in Section 11 of this Agreement, in respect of any fraction of a share of such stock issuable upon such surrender.

Each person in whose name any certificate for shares of Common Stock is issued upon the exercise of Warrants shall for all purposes be deemed to have become the holder of record of the Common Stock represented thereby on, and such certificate shall be dated, the date upon which the Warrant Certificate evidencing such Warrants was duly surrendered and payment of the Warrant Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Common Stock transfer books of the Company are closed, such person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding business day on which the Common Stock transfer books of the Company are open.

(b) In addition to the method of payment set forth in paragraph 9(a) and in lieu of any cash payment required thereunder, each registered holder of the Warrants shall have the right at any time and from time to time to exercise the Warrant in full or in part by surrendering to the Company at the office of the Warrant Agent designated for such purpose, such Warrant Certificates with the exercise form on the reverse thereof duly filled in and signed. The number of Shares of Warrant common Stock to be issued pursuant to this paragraph (b) shall be equal to the difference between:

(i) the number of Shares of Warrant Common Stock in respect of which the Warrant Certificate if exercised; and

(ii) a fraction, the numerator of which shall be the number of Shares of Common Stock in respect of which the Warrant Certificate is exercised multiplied by the Warrant Price and the denominator of which shall be the Current Market Price (as defined in Section 8 hereof) of the Common Stock.

Anything in this Agreement to the contrary notwithstanding, the Warrant Agent shall have no duty (i) to determine or calculate the Warrant Price or (ii) confirm or verify the accuracy or correctness of the Warrant Price; the Warrant Agent’s sole duty under this Section is to accept the Warrant Certificates and take possession for the benefit of the Company of the payment of the Warrant Price delivered to it by a holder of the Warrant Certificate.

SECTION 10. Unexercised Warrants. To the extent that any Warrant Certificates remain outstanding at the expiration of the period during which the Warrants are exercisable, the unexercised Warrants represented thereby shall be deemed null and void.

SECTION 11. Elimination of Fractions. The Company shall not be required to issue fractional shares of stock upon any exercise of Warrants. As to any final fraction of a share which the same registered holder of one or more Warrants, the rights under which are exercised in the same transaction or series of related transactions, would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the Current Market Price (as determined in the manner prescribed in Section 8 hereof) on the business day which next precedes the day of exercise. The Warrant Agent shall be fully protected in relying upon such a Warrant and shall have no duty with respect to, and shall not be deemed to have knowledge of, any payment for fractional shares of stock under any Section of this Agreement relating to the payment of fractional shares of stock unless and until the Warrant Agent shall have received appropriate instructions from the Company and sufficient monies.

SECTION 12. Issue Taxes. The Company will pay documentary stamp taxes, if any, attributable to the initial issuance of shares of Warrant Common Stock upon the exercise of any Warrant; provided, however, that neither the Company nor the Warrant Agent shall be required to pay any taxes or charges which may be payable in respect of any transfer involved in the issue or delivery of any certificates for shares of Warrant Common Stock in a name other than that of the registered holder of Warrants, in respect of which such shares are initially issued.

SECTION 13. Reservation of Shares. The Company shall at all times reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the issuance of stock upon exercise of Warrants, such number of shares of its duly authorized Warrant Common Stock as shall from time to time be sufficient to effect the issuance of shares of Warrant Common Stock upon exercise of all Warrants at the time outstanding.

SECTION 14. Merger or Consolidation or Change of Name of Warrant Agent. Any person or entity into which the Warrant Agent may be merged or with which it may be consolidated, or any person or entity resulting from any merger or consolidation to which the Warrant Agent shall be a party, or any person or entity succeeding to the Warrant Agent, shall be the successor to the Warrant Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. In the case of Warrants which have been countersigned by the Warrant Agent, but not delivered at the time any such successor to the Warrant Agent succeeds to the agency created by this Agreement, any such successor may adopt the countersignature of the original Warrant Agent and deliver such Warrants so countersigned; and in case at that time any of the Warrants shall not have been countersigned, any successor to the Warrant Agent may countersign such Warrants either in the name of the predecessor Warrant Agent or in the name of the successor Warrant Agent; and in all such cases such Warrants shall have the full force and effect provided in the Warrants and in this Agreement.

In case at any time the name of the Warrant Agent shall be changed and at such time any of the Warrants shall have been countersigned but not delivered, the Warrant Agent may adopt the countersignature under its prior name and deliver Warrant Certificates so countersigned, and in case at that time any of the Warrant Certificates shall not have been countersigned, the Warrant Agent may countersign such Warrant Certificates either in its prior name or in its changed name; and in all such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and in this Agreement.

SECTION 15. Disposition of Proceeds on Exercise of Warrants, etc. The Warrant Agent shall account promptly to the Company with respect to Warrants exercised and concurrently pay to the Company all moneys received by the Warrant Agent for the purchase of shares of Common Stock through the exercise of such Warrants.

The Warrant Agent shall keep copies of this Agreement available for inspection by holders of Warrants during normal business hours at its office specified in Section 21 hereof.

SECTION 16. Supplements and Amendments. The Warrant Agent may (but is not required if the supplement or amendment changes the rights, immunities, duties or liabilities of the Warrant Agent) from time to time, join the Company in making supplements or amendments to this Agreement without the approval of any holders of Warrants (i) to cure any ambiguity or to correct or supplement any provision contained in this Agreement that may be defective or inconsistent with any other provision contained herein and which supplement or amendment shall not materially adversely affect the interests of the registered holders of the Warrants, or (ii) to make such other provisions with respect to any change or any supplemental agreement as the parties may deem necessary or desirable and which supplement or amendment shall not adversely affect the interests of the registered holders of the Warrants.

SECTION 17. Mutilated or Missing Warrant Certificates. If any Warrant shall be mutilated, lost, stolen or destroyed the Warrant Agent shall deliver a new Warrant Certificate of like tenor and denomination in exchange and substitution therefor upon surrender and cancellation of the mutilated Warrant Certificate or, in the case of a lost, stolen or destroyed Warrant Certificate, upon receipt of evidence satisfactory to the Company and the Warrant Agent of the loss, theft or destruction of such Warrant Certificate and, in either case, upon receipt of such indemnity as the Company and the Warrant Agent may reasonably require. Applicants for substitute Warrant Certificates shall also comply with such other reasonable regulations and pay such other reasonable charges as the Warrant Agent or the Company may prescribe. Any such new Warrant Certificate shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant Certificate shall be at any time enforceable by anyone.

SECTION 18. Duties of the Warrant Agent. The Warrant Agent undertakes the duties and obligations imposed by this Warrant Agreement upon the following terms and conditions, by all of which the Company and the holders of Warrants, by their acceptance thereof, shall be bound:

The Warrant Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Warrant Certificates (except its countersignature thereof and except such as describes the Warrant Agent or action taken or to be taken by it) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only. The Warrant Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof or in respect of the validity or execution of any Warrant Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Warrant Certificate to be complied with by the Company; nor shall it be responsible for the making of any adjustment in the Warrant Price or the number of shares issuable upon the exercise of a Warrant required under the provisions of Section 7 or responsible for the manner, method or amount of any such change or the ascertaining of the existence of facts that would require any such change; nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares to be issued pursuant to this Agreement or any Warrant or as to whether any shares will, when issued, be validly issued and fully paid and non-assessable.

The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys, agents or employees.

The Warrant Agent may consult at any time with legal counsel satisfactory to it (who may be legal counsel for the Company) and the advice or opinion of such counsel shall be full and complete authorization and protection to the Warrant Agent as to any action taken or omitted by it in good faith and in accordance with such advice or opinion.

The Warrant Agent shall incur no liability or responsibility to the Company or to any holder of a Warrant Certificate for any action taken in reliance on any notice, resolution, waiver, consent, order, certificate, or other paper, document or instrument believed by it to be genuine and to have been signed, sent or presented by the proper party or parties.

The Company agrees to pay to the Warrant Agent reasonable compensation for all services rendered by the Warrant Agent in the execution of this Warrant Agreement, to reimburse the Warrant Agent for all expenses (including reasonable counsel fees), taxes and governmental charges and other charges of any kind and nature incurred by the Warrant Agent in the preparation, administration, delivery, execution and amendment of this Warrant Agreement. The Company hereby further agrees to indemnify the Warrant Agent and save it harmless against any and all losses, liabilities and expenses, including judgments, damages, fines, penalties, claims, demands, settlements, costs and reasonable counsel fees and expenses, for anything done, suffered or omitted by the Warrant Agent arising out of or in connection with this Agreement except as a result of its gross negligence, willful misconduct or bad faith (each as finally determined by a court of competent jurisdiction). The costs and expenses incurred by the Warrant Agent in enforcing the right to indemnification shall be paid by the Company unless it is determined by a final order, judgment, decree or ruling of a court of competent jurisdiction that the Warrant Agent is not entitled to indemnification due to its own gross negligence, willful misconduct or bad faith.

The Warrant Agent and any stockholder, director, officer or employee of the Warrant Agent may buy, sell, or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent under this Warrant Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

The Warrant Agent shall act hereunder solely as agent for the Company and in a ministerial capacity, and its duties shall be determined solely by the express provisions hereof (and no duties, unless expressly stated shall be implied). The Warrant Agent shall not be liable for anything which it may do or refrain from doing in connection with this Agreement except for its own gross negligence, willful misconduct or bad faith (each as finally determined by a court of competent jurisdiction). In no event will the Warrant Agent be liable for special, indirect, incidental, punitive or consequential loss or damage of any kind whatsoever, even if the Warrant Agent has been advised of the possibility of such loss or damage. Any liability of the Warrant Agent under this Agreement to the Company will be limited to the amount of fees agreed to be paid by the Company to the Warrant Agent.

In the event that the Warrant Agent shall in any instance, after seeking the advice of legal counsel pursuant to this Agreement, in good faith be uncertain as to its duties or rights hereunder, it shall be entitled to refrain from taking any action in that instance until it shall be directed otherwise in writing by the Chairman of the Board, the President, the Chief Financial Officer, a Vice President, the Secretary or the Treasurer of the Company which eliminates such ambiguity or uncertainty to the satisfaction of Warrant Agent, or by a final, nonappealable order of a court of competent jurisdiction; provided, however, in the event that the Warrant Agent has not received such written direction or court order within one hundred eighty (180) calendar days after requesting the same, it shall have the right to interplead the Company in any court of competent jurisdiction and request that such court determine its rights and duties hereunder.

The Warrant Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the President, the Chief Financial Officer, a Vice President, the Secretary or the Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and such instructions shall be full authorization and protection to the Warrant Agent, and the Warrant Agent shall not be liable for any action taken, suffered or omitted to be taken by it in accordance with instructions of any such officer.

No provision of this Agreement shall require the Warrant Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if it believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

The provisions of this Section shall survive the termination of this Agreement, the exercise or expiration of the Warrants and the resignation or removal of the Warrant Agent.

SECTION 19. Change of Warrant Agent. The Warrant Agent may resign and be discharged from its duties under this Agreement, subject to appointment of a successor Warrant Agent in accordance with the terms of this Section 19, upon 30 days’ notice in writing mailed to the Company by registered or certified mail, and to the holders of the Warrant Certificates by first-class mail. The Company may remove the Warrant Agent or any successor Warrant Agent upon 30 days’ notice in writing, mailed to the Warrant Agent or successor Warrant Agent, as the case may be, and to each transfer agent of the Common Stock by registered or certified mail, and to the holders of the Warrant Certificates by first-class mail. If the Warrant Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Warrant Agent. If the Company shall fail to make such appointment within a period of 30 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Warrant Agent or by the holder of a Warrant Certificate (who shall, with such notice, submit such holder’s Warrant Certificate for inspection by the Company), then the registered holder of any Warrant Certificate may apply to any court of competent jurisdiction for the appointment of a new Warrant Agent. Any successor Warrant Agent, whether appointed by the Company or by such a court, shall be a nationally recognized entity organized and doing business under the laws of the United States or of the State of New York, in good standing, which is subject to supervision or examination by federal or state authority. After appointment, the successor Warrant Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Warrant Agent without further act or deed; but the predecessor Warrant Agent shall deliver and transfer to the successor Warrant Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of such appointment the Company shall file notice thereof in writing with the predecessor Warrant Agent and each transfer agent of the Common Stock, and mail a notice thereof in writing to the registered holders of the Warrant Certificates. Failure to give any notice provided for in this Section 19, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Warrant Agent or the appointment of the successor Warrant Agent, as the case may be.

SECTION 20. Identity of Transfer Agent. Forthwith upon the appointment of any subsequent Transfer Agent for shares of the Common Stock, the Company will file with the Warrant Agent a statement setting forth the name and address of such Transfer Agent.

SECTION 21. Notices. Any notice pursuant to this Agreement to be given by the Warrant Agent or by the registered holder of any Warrant to the Company shall be sufficiently given if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing by the Company with the Warrant Agent) as follows:

Auxilium Pharmaceuticals, Inc.

40 Valley Stream Parkway

Malvern, PA 19355

Fax: 484-321-5999

Attention: Jennifer Evans Stacey, Esq.

Executive Vice President, Secretary and General Counsel

with copies to:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

Fax: 215-963-5001

Attention: Michael N. Peterson, Esq.

Any notice pursuant to this Agreement to be given by the Company or by the registered holder of any Warrant to the Warrant Agent shall be sufficiently given if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing by the Warrant Agent with the Company) as follows:

StockTrans, Inc.

44 West Lancaster Ave.

Ardmore, PA 19003

Facsimile: [(610) 649-7302

SECTION 22. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

SECTION 23. Governing Law. This Agreement and each Warrant issued hereunder shall be deemed to be a contract made under the laws of the state of New York, and for all purposes shall be construed in accordance with the laws of the state of New York, without regard to principles of conflict of laws.

SECTION 24. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or entity other than the Company, the Warrant Agent and the registered holders of the Warrant Certificates any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the registered holders of the Warrant Certificates.

SECTION 25. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

SECTION 26. Registration of Shares of Common Stock. The Company will furnish to the Warrant Agent, upon request, an opinion of counsel to the effect that (i) a Registration Statement under the Securities Act of 1933 is then in effect with respect to the Warrants and/or the shares of Warrant Common Stock issuable upon exercise of the Warrants and the

Prospectuses hereinafter referred to comply as to form in all material respects with the requirements of said Act and the rules and regulations of the Securities and Exchange Commission thereunder; or (ii) a Registration Statement under said Act with respect to said warrants and/or shares is not required (such opinion to also contain appropriate advice regarding the legending of such shares). In the event that said opinion states that such a Registration Statement is in effect the Company will, from time to time, furnish the Warrant Agent with current Prospectuses meeting the requirements of said Act and all rules and regulations thereunder in sufficient quantity to permit the Warrant Agent to deliver a Prospectus to each transferee of a Warrant Certificate and each holder of a Warrant Certificate upon exercise or conversion thereof. The Company further agrees to pay all fees, costs and expenses in connection with the preparation and delivery to the Warrant Agent of the foregoing opinions and Prospectuses.

If any shares of Warrant Common Stock issuable upon the exercise of the Warrants or the issuance thereof requires registration or approval of any governmental authority, including, without limitation, the filing of necessary amendments, supplements or post-effective amendments to a Registration Statement of the Company under the Securities Act of 1933, or the taking of any other action under the laws of the United States of America or any political subdivision hereof or under the laws of any state of the United States of America before such shares may be validly and legally issued, then the Company covenants that it will in good faith and as expeditiously as possible endeavor to secure and keep effective such registration or approval or to take such other action, as the case may be.

IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be executed and delivered as of the day and year first above written.

AUXILIUM PHARMACEUTICALS, INC.

By:
Its:

STOCKTRANS, INC.
as Warrant Agent

By:
Its:

EXHIBIT A

THIS WARRANT AND ANY SHARES ACQUIRED UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, ASSIGNED OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND SUCH REGISTRATION OR QUALIFICATION AS MAY BE REQUIRED UNDER THE SECURITIES LAWS OF ANY STATE OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH SECURITIES LAWS.

THIS WARRANT IS SUBJECT TO THE TERMS AND, CONDITIONS AND RESTRICTIONS OF A WARRANT AGREEMENT AMONG THE COMPANY AND STOCKTRANS, INC., AS THE WARRANT AGENT. A COPY OF THE WARRANT AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS WARRANT TO THE WARRANT AGENT.

FORM OF WARRANT

EXERCISABLE AT ANY TIME AT OR PRIOR TO

3:30 P.M. NEW YORK, EASTERN TIME

ON [                    ], 2010

WARRANT CERTIFICATE

AUXILIUM PHARMACEUTICALS, INC.

NO. W

This certifies that                                  or registered assigns is the registered holder of the number of Warrants set forth above, and is entitled, upon surrender of this Warrant Certificate at the office of [StockTrans, Inc.], Warrant Agent (or any successor as such Warrant Agent), designated by the Warrant Agent for such purpose, at any time on or after the offering date and at or prior to 3:30 p.m. Eastern Time on June [            ], 2010, to purchase                      shares of Common Stock, par value $0.01, of Auxilium Pharmaceuticals, Inc., a Delaware corporation (the “Company”), at the price equal to $[            ] per share.

The applicable per share purchase price shown above and the number of shares issuable upon exercise of the Warrants represented by this Warrant Certificate are subject to adjustment for the occurrence of certain events, including stock dividends and split-ups, combinations, reorganizations and reclassifications, as set forth in the Warrant Agreement hereinafter referred to. A complete statement with respect to such adjustments and to other terms and conditions pertaining to the Warrants is contained in the Warrant Agreement, dated as of [                    ], 2005, between the Company and StockTrans, Inc., Warrant Agent, a copy of which may be examined by the registered holder hereof at the office of the Warrant Agent.

To exercise the Warrants represented by this Warrant Certificate the form of election to purchase on the reverse hereof must be duly executed and the accompanying instructions for the registration and delivery of the stock must be filled in.

The Warrants represented by this Warrant Certificate are transferable (subject to the conditions set forth in the preceding paragraphs and in the Warrant Agreement) at the office of the Warrant Agent (or of its successor as Warrant Agent) designated for such purpose by the registered holder thereof in person or by attorney duly authorized in writing, upon surrender of this Warrant Certificate and delivery of an opinion of counsel reasonably satisfactory to the Company to the effect that such transfer may occur without registration under the Securities Act of 1933, as amended. Upon any such transfer, a new Warrant Certificate, representing the right to purchase a like number of shares of the Company’s Common Stock, will be issued to the transferee in exchange for this Warrant Certificate.

This Warrant Certificate and similar Warrant Certificates when surrendered at the office of the Warrant Agent (or of its successor as Warrant Agent) designated for such purpose by the registered holder hereof in person or by attorney duly authorized in writing may be exchanged for another Warrant Certificate or Warrant Certificates, representing in the aggregate the right to purchase a like number of shares of the Company’s Common Stock.

If the Warrants evidenced by this Warrant Certificate remain outstanding at the expiration of the period during which Warrants are exercisable, as set forth in the first paragraph of this Warrant Certificate, such Warrants shall thereupon be deemed null and void.

No fractional shares of Common Stock will be issued upon the exercise of any Warrant or Warrants evidenced hereby, but in lieu thereof, a cash payment will be made, as provided in the Warrant Agreement.

No holder of this Warrant Certificate shall be entitled to vote or receive cash dividends or be deemed for any purpose the holder of Common Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Warrant Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or, except as provided in the Warrant Agreement, to receive notice of meetings, or to receive dividends or subscription rights or otherwise, until the Warrant or Warrants evidenced by this Warrant Certificate shall have been exercised as provided in the Warrant Agreement.

AUXILIUM PHARMACEUTICALS, INC.

By:
Its:

This Warrant Certificate is not valid until countersigned by the Warrant Agent.

Dated:	Countersigned:

STOCKTRANS, INC.
as Warrant Agent

By:
Authorized Officer

FORM OF EXERCISE

(FORM OF EXERCISE TO BE EXECUTED BY THE WARRANT

HOLDER AT THE TIME OF EXERCISE)

To STOCKTRANS, INC. or its successor as Warrant Agent:

The undersigned, holder of the within Warrant Certificate, hereby (1) irrevocably exercises the undersigned’s right to purchase                      shares of Common Stock, par value $0.01 per share, of Auxilium Pharmaceuticals, Inc. (the “Company”) which the undersigned is entitled to purchase under the terms of the within Warrant Certificate, or such other securities as the undersigned shall be entitled to purchase under the terms of the Warrant Agreement referred to in such Warrant Certificate by reason of the occurrence of certain events specified therein, and (2) elects to make payment in full for the number of shares of Common Stock so purchased by payment of $             in wire transfer in immediately available funds, cash or by certified or official bank check or (3) elects to exercise this Warrant pursuant to the provisions of Section 9(b) of the Warrant Agreement.

Please issue the certificate for shares of Common Stock in the name of, and pay any cash for any fractional share to:

Print or type name

Social Security or other Identifying Number

Street Address

City State Zip Code

If such number of shares shall not be all the shares purchasable upon the exercise of the Warrants evidenced by this Warrant Certificate, a new Warrant Certificate for the balance of such Warrants remaining unexercised shall be registered in the name of and delivered to:

Please insert social security or other identifying number:

(Please print name and address)

Dated:                     ,

Signature (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate)

(Signature Medallion Guaranteed):                      Date:

(If the Common Stock, cash in lieu of fractional shares, or Warrants for any unexercised balance are to be issued or paid to a person other than the person in whose name the within Warrant is registered, or if otherwise requested by the Company or the Warrant Agent, a signature Medallion guarantee is required.)

ASSIGNMENT

(FORM OF ASSIGNMENT TO BE EXECUTED IF WARRANT

HOLDER DESIRES TO TRANSFER WARRANT)

FOR VALUE RECEIVED,                                                           hereby sells, assigns, and transfer unto                                  this Warrant Certificate together with all right, title or interest therein and does hereby irrevocably appoint                          attorney to transfer the within Warrant Certificate on the books of the Warrant Agent with full power of substitution in the premises.

Dated:

Signature (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate)

(Signature Medallion Guaranteed):                                               Date:

EXHIBIT C

FORM OF LOCK-UP AGREEMENT

June     , 2005

Re: Auxilium Pharmaceuticals, Inc. Lock-up Letter Agreement

Ladies and Gentlemen:

We refer to the Engagement Letter (the “Engagement Letter”), by and among Auxilium Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and as the placement agent named therein (the “Placement Agent”), relating to the private placement of equity or equity-linked securities (the “Offering”) of the Company.

In order to induce you to enter into the Engagement Letter, the undersigned hereby agrees that, without the prior written consent of the Placement Agent, the undersigned will not, directly or indirectly, during the period from the date hereof until the effective date of the registration statement that the Company will file with the Securities and Exchange Commission with respect to the resale of the securities purchased in the Offering (the “Lock-Up Period”), (i) offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of any Relevant Security (as defined below), (ii) establish or increase a “put equivalent position” or liquidate or decrease a “call equivalent position” with respect to any Relevant Security (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration. As used herein “Relevant Security” means the Company’s common stock, any other equity security of the Company and any security convertible into, or exercisable or exchangeable for, any common stock or other such equity security beneficially owned by the undersigned as of the date hereof or during the Lock-Up Period.

The restrictions set forth herein shall not apply to any transfer or disposition of any Relevant Security: (a) as a bona fide gift or gifts; (b) as a distribution to partners, members or stockholders of the undersigned; (c) to any trust, family limited partnership or family limited liability company for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that any such transfer shall not involve a disposition for value; or (d) by will or intestacy to the undersigned’s legal representative, heir or immediate family; provided that, in each case, any transferee, distributee or donee thereof agrees in writing to be bound by the terms of this letter agreement. For purposes of this letter agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. Anything contained herein to the contrary notwithstanding, any person to whom Relevant Securities are transferred from the undersigned shall be bound by the terms of this letter agreement.

The undersigned hereby further agrees that, during the Lock-up Period, the undersigned (x) will not file or participate in the filing with the Securities and Exchange Commission of any registration statement, or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document with respect to any proposed offering or sale of a Relevant Security and (y) will not exercise any rights the undersigned may have to require registration with the Securities and Exchange Commission of any proposed offering or sale of a Relevant Security.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this letter agreement and that this letter agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first above written.

This letter agreement shall be governed by and construed in accordance with the laws of the State of New York. Delivery of a signed copy of this letter by telecopy or facsimile transmission shall be effective as delivery of the original hereof.

This letter agreement, and the obligations of the undersigned set forth herein, shall terminate and be of no further force or effect upon the earlier of

(a) a determination by the Placement Agent or the Company not to proceed with the Offering and (b) September 15, 2005 if the Offering has not been consummated by such date.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

Very truly yours,

By:
Name:
Title:

2